UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on May 1, 2013 (the “Original Form 8-K”) by Planar Systems, Inc. (the “Company”) solely for the purpose of disclosing the Company’s determination with respect to the frequency of future shareholder advisory votes on executive compensation. This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Item 5.07	Submission of Matters to a Vote of Security Holders

(d) As previously reported in the Original Form 8-K, at the Annual Meeting of Shareholders of the Company, which was held on April 25, 2013 (the “Annual Meeting”), an advisory vote was conducted on the frequency of advisory votes on executive compensation. The Company’s Board of Directors recommended that advisory votes be conducted on an annual basis, and a majority of the votes cast at the Annual Meeting were voted in favor of annual advisory votes. Consistent with the shareholder recommendation, the Board of Directors of the Company has determined that the Company will hold advisory votes on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 11, 2013.

PLANAR SYSTEMS, INC.
(Registrant)

By:	/s/ Stephen M. Going
Stephen M. Going,
Senior Vice President, General Counsel
and Secretary

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